UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 8, 2023 (August 7, 2023)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a Special Meeting of Members (the “Special Meeting”) of Southwest Iowa Renewable Energy, LLC (the “Company”) held on August 7, 2023, the members voted on the following proposals which are further described in the Proxy Statement relating to the Special Meeting filed with the Securities and Exchange Commission June 28, 2023.

Proposal 1: The members approved the reclassification of units into Series A Units, Series B Units, Series C Units and Series D Units for the purpose of discontinuing the registration of units under the Securities Exchange Act of 1934 (the “Reclassification”):

Votes For	Votes Against	Abstentions
2693	237	80

Proposal 2:  The members approved amending and restating the Fifth Amended and Restated Operating Agreement (the “Current Operating Agreement”) to provide for four separate and distinct series of units as set forth in the proposed Sixth Amended and Restated Operating Agreement (the “Proposed Operating Agreement”) to affect the Reclassification and to modify the Current Operating Agreement to better align with the Company’s status as a private company:

Votes For	Votes Against	Abstentions
2671	251	88

Proposal 3: The members approved amending and restating the Current Operating Agreement to amend the voting provisions in connection with the Reclassification and to modernize certain voting thresholds and provide the Board flexibility to amend the Proposed Operating Agreement without member approval for certain immaterial or administrative changes or changes required by applicable law:

Votes For	Votes Against	Abstentions
2671	261	78

Proposal 4: The members approved amending and restating the Current Operating Agreement to incorporate additional transfer restrictions and Company purchase rights as set forth in the Proposed Operating Agreement to provide for greater ability of the Company to manage the number of record holders within each series of units and maintain its status as a private company:

Votes For	Votes Against	Abstentions
2971	261	78

Proposal 5: The members approved adjourning or postponing the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the matters under consideration:

Votes For	Votes Against	Abstentions
2732	237	41

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: August 8, 2023	By:	/s/ Ann Reis
Ann Reis
Chief Financial Officer